UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                             ACME UNITED CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------
      5) Total fee paid:

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

         ----------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------
      3) Filing Party:

         ----------------------------------------------------------------------
      4) Date Filed:

         ----------------------------------------------------------------------

March 28, 2006




Dear Fellow Shareholder:

On behalf of your Board of Directors and Management, I cordially invite you to attend the Annual Meeting of Shareholders of Acme United Corporation scheduled to be held on Monday, April 24, 2006 at 11:00 A.M., local time, at the American Stock Exchange, 86 Trinity Place, New York, New York. I look forward to greeting personally those shareholders able to attend.

At the Meeting, shareholders will be asked to elect nine directors to serve for a one-year term. Information regarding these matters is set forth in the accompanying Notice of Annual Meeting and Proxy Statement to which you are urged to give your prompt attention.

It is important that your shares be represented and voted at the Meeting. Whether or not you plan to attend, please take a moment to sign, date and promptly mail your proxy in the enclosed prepaid envelope. This will not limit your right to vote in person should you attend the Meeting.

On behalf of your Board of Directors, thank you for your continued support and interest in Acme United Corporation.

Sincerely,


Walter C. Johnsen
President and Chief Executive Officer

Acme United Corporation
60 Round Hill Road
Fairfield, Connecticut 06824

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 24, 2006

To our Shareholders: The Annual Meeting of Shareholders (the "Meeting") of Acme United Corporation, a Connecticut Corporation, (the "Company") will be held on Monday, April 24, 2006, at 11:00 A.M., local time, at the American Stock Exchange, 86 Trinity Place, New York, New York, for the following purposes:

     1.   To elect nine (9) Directors of the Company; and

     2. To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on March 7, 2006 are entitled to receive notice of and to vote at the Meeting and at any adjournment thereof.

You are cordially invited to attend the Meeting. Please carefully read the attached Proxy Statement for information regarding the matters to be considered and acted upon at the Meeting. We hope that you will attend the Meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN POSTAGE-PAID ENVELOPE. No additional postage need be affixed to the return envelope if mailed in the United States. If you attend the Meeting, you may withdraw your proxy and vote in person by ballot.

                                          By Order of the Board of Directors,


                                          Paul G. Driscoll
                                          Vice President and Chief Financial
                                          Officer, Secretary and Treasurer

March 28, 2006
Fairfield, Connecticut

Acme United Corporation
60 Round Hill Road
Fairfield, Connecticut 06824


                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 April 24, 2006

                                 PROXY STATEMENT

     This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Directors of Acme United Corporation, a Connecticut Corporation, (the "Company") to be used at the Annual Meeting of Shareholders of the Company, to be held April 24, 2006, at 11:00 A.M., local time, at the American Stock Exchange, 86 Trinity Place, New York, New York or at any adjournment thereof (the "Meeting"). This Proxy Statement and the enclosed Proxy Card are being furnished on or about March 29, 2006 to all holders of record of the Company's Common Stock, par value $2.50 per share, (the "Common Stock") as of the close of business on March 7, 2006. A copy of the Company's 2005 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 2005, accompanies this Proxy Statement.

     At the Meeting, shareholders will elect nine Directors of the Company to serve until the next Meeting.

                    Voting Securities, Record Date and Quorum

     Record Date. The Board of Directors has fixed the close of business on March 7, 2006, as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 3,484,833 shares of Common Stock issued and outstanding and there were no other voting securities of the Company outstanding.

     Quorum. The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the Meeting. Each outstanding share of Common Stock entitles the record holder thereof to one vote. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate, but are counted in determining the presence of a quorum.

     Election of Directors. Assuming the presence of a quorum, a plurality of the votes cast at the Meeting is required to elect each of the nominees for Director. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

                    Voting Rights and Solicitation of Proxies

     Eligible shareholders of record may vote at the Meeting in person or by means of the enclosed Proxy Card. You may specify your voting choices by marking the appropriate boxes on the Proxy Card. The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to or at the Meeting, will be voted in accordance with the instructions specified thereon. If you properly sign and return your Proxy Card, but do not specify your choices, your shares will be voted by the proxy holders as recommended by the Board of Directors.

                                      (1)

     The Board of Directors encourages you to complete and return the Proxy Card even if you expect to attend the Meeting. You may revoke your proxy at any time before it is voted at the Meeting by giving written notice of revocation to the Secretary of the Company, by submission of a proxy bearing a later date or by attending the Meeting in person and casting a ballot.

     The proxy holders, Gary D. Penisten and Walter C. Johnsen, will vote all shares of Common Stock represented by Proxy Cards that are properly signed and returned by shareholders. The Proxy Card also authorizes the proxy holders to vote the shares represented in their sole discretion with respect to any matters not included in this Proxy Statement that may properly be presented for consideration at the Meeting. You must return a signed Proxy Card if you want the proxy holders to vote your shares of Common Stock.

     The cost of soliciting proxies will be borne by the Company. Following the mailing of proxy solicitation materials, proxies may be solicited by directors, officers and employees of the Company and its subsidiaries personally, by telephone or otherwise. Such persons will not receive any fees or other compensation for such solicitation. In addition, the Company will reimburse brokers, custodians, nominees and other persons holding shares of Common Stock for others for their reasonable expenses in sending proxy materials to the beneficial owners of such shares and in obtaining their proxies.

                                      (2)

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

The By-laws provide that the Company have a Board of Directors of not less than five or more than nine directors, with the number of directors to be fixed by the Board from time to time. The number of directors is presently fixed at nine. Directors serve until the next annual meeting and until their respective successors have been elected and qualified.

The Board of Directors currently consists of eight directors. One incumbent director, Wayne R. Moore, has determined not to stand for reelection. His term as a director will expire at the Meeting.

Nine Directors are to be elected at the Meeting to serve for one-year terms until the 2007 Annual Meeting of Shareholders and until their respective successors are elected and qualified. All of the nominees except two are currently members of our Board of Directors. The Board of Directors knows of no reason why any nominee would be unable to serve as Director. Each nominee has consented to being named as a nominee for director of the Company in this Proxy Statement and to serve if elected. If any nominee should for any reason become unable to serve, then all valid proxies will be voted for the election of a substitute nominee designated by the Board.

The following information about the nominees for election as our Directors is based, in part, upon information furnished by the nominees.

------------------------ -------------------------------------------------- ----------------
Nominees                 Principal Occupation                                Director Since
------------------------ -------------------------------------------------- ----------------
Walter C. Johnsen        President and Chief Executive Officer of the             1995
(age 55)                 Company since November 30, 1995. Formerly
                         served as Vice Chairman and a principal of
                         Marshall Products, Inc., a medical supply
                         distributor.
------------------------ -------------------------------------------------- ----------------
Gary D. Penisten         Chairman of the Board of the Company since               1994
(age 74)                 February 27, 1996.  From 1977 to 1988, he was
                         Senior Vice President of Finance, Chief
                         Financial Officer and a Director of Sterling
                         Drug Inc. From 1974 to 1977 he served as
                         Assistant Secretary (Financial Management)
                         of the United States Navy. Prior to that, he
                         was employed by General Electric Company.
------------------------ -------------------------------------------------- ----------------

                                      (3)

------------------------ -------------------------------------------------- ----------------
George R. Dunbar         President of The U.S. Baird Corporation, a               1977
(age 82)                 machine tool manufacturer, since 2001 and
                         President of Dunbar Associates, a municipal
                         management consulting firm from 1992 to 2001.
                         Former Chief Administrative Officer for the City
                         of Bridgeport. President (1972-1987), Bryant
                         Electric Division of Westinghouse Electric
                         Corporation, manufacturer of electrical
                         distribution and utilization products,
                         Bridgeport, CT.
------------------------ -------------------------------------------------- ----------------
Richmond Y. Holden, Jr.  President and Chief Executive Officer of J.L.            1998
(age 52)                 Hammett Co. since 1992.  J.L. Hammett Co. is an
                         online retailer of educational products,
                         focusing on the needs of teachers and
                         parents. Since 1997 he has also served as
                         Chairman of the Board of Ten Corp, a
                         computer upgrade, network services and
                         computer services company.
------------------------ -------------------------------------------------- ----------------
Brian S. Olschan         Executive Vice President and Chief Operating             2000
(age 49)                 Officer of the Company as of January 25, 1999;
                         Senior Vice President - Sales and Marketing of
                         the Company from September 12, 1996 to January
                         24, 1999; formerly served as Vice President and
                         General Manager of the Cordset and Assembly
                         Business of General Cable Corporation, an
                         electrical wire and cable manufacturer.
------------------------ -------------------------------------------------- ----------------
Stevenson E. Ward III    Vice President and Chief Financial Officer of            2001
(age 60)                 Triton Thalassic Technologies, Inc. since
                         September 2000. From 1999 thru 2000, Mr. Ward
                         served as Senior Vice President-Administration
                         of Sanofi-Synthelabo, Inc.  He also served as
                         Executive Vice President (1996-1999) and Chief
                         Financial Officer (1994-1995) of Sanofi, Inc.
                         and Vice President, Pharmaceutical Group,
                         Sterling Winthrop, Inc. (1992-1994). Prior to
                         joining Sterling he was
                         employed by General Electric Company.
------------------------ -------------------------------------------------- ----------------

                                      (4)

------------------------ -------------------------------------------------- ----------------
Susan H. Murphy          Vice President for Student and Academic                  2003
(age 54)                 Services, Cornell University since 1994; Dean of
                         Admissions and Financial Aid from 1985 to 1994.
                         Employed at Cornell since 1978. Ms. Murphy
                         received a Ph.D. from Cornell University.
------------------------ -------------------------------------------------- ----------------

The following are the newly nominated non-incumbent directors:

------------------------ -------------------------------------------------- ----------------
 Rex L. Davidson         President and Chief Executive Officer of Goodwill
 (age 56)                Industries of Greater New York and Northern New
                         Jersey, Inc. and President of Goodwill Industries
                         Housing Corporation since 1982. Appointed by
                         Mayor Bloomberg to the New York City Workforce
                         Investment Board in 2002. Serves on the Board of
                         the Better Business Bureau Education and Research
                         Foundation. He also serves on the advisory board
                         for the Stony Brook University MBA Advisory
                         Board.
------------------------ -------------------------------------------------- ----------------
 Stephen Spinelli, Jr.   Vice Provost for Entrepreneurship and Global
 (age 51)                Management and a member of the Babson College
                         faculty since 1993. Founder and former Chairman
                         of American Oil Change Corporation (DBA Jiffy
                         Lube).  He consults with a wide array of
                         businesses globally. His Ph.D. in economics is
                         from Imperial College, University of London
                         (U.K.).
------------------------ -------------------------------------------------- ----------------

Board of Director Meetings and Committees

The Board of Directors had seven meetings in 2005. All Directors attended at least 75% of the aggregate of the total number of the Board meetings and meetings of Committees of which they were a member. Board members are expected to attend annual meetings. All eight then-incumbent Board members attended the Annual Meeting held in 2005. The Board of Directors has established standing Executive, Audit, and Compensation committees, each of which is comprised solely of independent non-employee members of the Board of Directors. The Board of Directors does not have a standing Nominating Committee.

                                      (5)

The Board has determined that each of its current directors who are standing for reelection and each of the two non-incumbent nominees for director is "independent" within the meaning of the applicable listing standards of the American Stock Exchange, with the exception of Mr. Johnsen, President and Chief Executive Officer and Mr. Olschan, Executive Vice President and Chief Operating Officer.

Executive Committee

The Executive Committee of the Board of Directors is composed of Mr. Penisten as Chairman, and Mr. Dunbar. The function of the Executive Committee is to act for the Board of Directors during the intervals between meetings of the Board. The Executive Committee had two meetings in 2005.

Audit Committee

The Audit Committee assists the Board of Directors in overseeing (1) the audit and integrity of our financial statements, (2) the performance of our independent auditors, (3) the adequacy and effectiveness of our accounting, auditing and financial reporting processes, and (4) our compliance with legal and regulatory requirements. The duties of the Audit Committee include the selection and appointment of our independent auditors, including evaluation of their qualifications, performance and independence. The Board of Directors has determined that all members of the Audit Committee are "independent" and "financially literate" within the meaning of the applicable listing standards of the American Stock Exchange. In addition, the Board has determined that Mr. Ward qualifies as an "audit committee financial expert" within the meaning of regulations adopted by the Securities and Exchange Commission and has the financial sophistication required under the listing standards of the American Stock Exchange.

The Committee consists of Mr. Ward, Chairman, Messrs. Holden and Moore. The Audit Committee meets at least quarterly, and more often as needed. The Committee met five times in 2005. The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee.

Nominations for Directors

The functions of the Nominating Committee are performed by the whole Board. Board of Director nominations are recommended for the entire Board's selection by a majority of the Board's "independent directors," as such term is defined in
Section 121A of the American Stock Exchange's listing standards.

The Board will consider nominees for directors recommended in writing by shareholders to the Board at least sixty (60) days prior to the annual meeting at which the election of directors is to be held (subject to certain requirements set forth in the by-laws). The nomination should be sent in care of the Secretary at the Company's principal executive office, and should include the name, address, telephone number and resume of his or her business and educational background along with a written statement by the shareholder as to why such person should be considered for election to the Board of Directors.

                                      (6)

The Board follows the same evaluation procedures whether a candidate is recommended by directors or shareholders. In identifying and evaluating nominees for director, the Board considers whether the candidate has the highest ethical standards and integrity and sufficient education, experience and skills necessary to understand and wisely act upon the complex issues that arise in managing a publicly-held company. To the extent the Board does not have enough information to evaluate a candidate; the Board may send a questionnaire to the candidate for completion in enough time for Board consideration.

Board Oversight Committee

On November 3, 2003, a temporary Board Oversight Committee was established to evaluate and make recommendations to the Board regarding the structure and composition of the Board. The specific responsibilities of the Committee included developing a transition plan in anticipation of the retirement of older members of the Board and making recommendations as to the size of the Board and the experience of potential new candidates for membership on the Board. The Committee is composed of Mr. Holden, Chairman, Mr. Dunbar and Ms. Murphy. The Committee met once in 2004. Although the Committee did not meet in 2005, during 2005 the Committee engaged in discussions regarding these matters with other members of the Board both individually and at meetings of the Board. As a result of these discussions, the Board increased the size of the Board from eight to nine directors and has nominated two non-incumbent individuals for election to the Board at the Meeting.

Compensation Committee

The Compensation Committee of the Board of Directors assists the Board in establishing the compensation policies for cash and equity compensation of our executive officers. The duties of the Committee include evaluating and making recommendations to the Board regarding the compensation and equity incentives and awards for our executive officers and the administration of the Company's Non-Salaried Director Stock Option Plan. The Committee consists of Mr. Holden, Chairman, Messrs. Dunbar and Penisten, and Ms. Murphy. The Committee had two meetings during 2005.

Compensation of Directors

Directors' Fees

In 2005, each Director who was not a salaried employee of the Company received an annual fee of $14,000, payable quarterly plus $800 for each Board of Directors meeting attended. The Chairman of the Board earned an additional $800 per meeting to compensate for the broader responsibility and related effort associated with that position. Each member of a Committee of the Board received $600 per Committee meeting. The Chairman of each Committee earned an additional $600 per meeting to compensate for the broader responsibility and related effort. The Chairman of the Audit Committee of the Board also received an annual fee of $3,200, payable quarterly. Directors also receive reimbursement of travel and other reasonable out-of-pocket expenses incurred in connection with attendance at meetings.

                                      (7)

Directors' Stock Options

On April 25, 2005, the date of the last annual meeting of shareholders, each non-employee director re-elected to the Board of Directors received an annual option grant, as provided under the 2005 Non-Salaried Director Stock Option Plan, to purchase 2,500 shares of Common Stock with an exercise price of $15.15 per share. Each option was immediately exercisable for all of the shares underlying the option.

Under the Non-Salaried Director Stock Option Plan each director upon becoming a member of the Board of Directors receives an option to purchase 5,000 shares of Common Stock.

Attendance at Annual Meetings

While the Company has no formal policy regarding the attendance of Board members at annual meetings of shareholders, director attendance is deemed very important and is strongly encouraged. All eight members of the Board attended the 2005 Annual Meeting of Shareholders.

Shareholder Communications with Directors

The Company has established a process for shareholders to send communications to the Board of Directors. Shareholders may send communications to the Board of Directors to the attention of the Secretary, Acme United Corporation, 60 Round Hill Road, Fairfield, Connecticut 06824, who will forward them to all Board members within a reasonable time after receipt. If the shareholder wishes the communication to be sent to one or more specific Board members only, the addressee should be the specific Board member(s), "c/o Secretary", who will then forward the communication to such Board member(s). If one or more specific Board members are not designated for such other communication, the communication will be forwarded to the entire Board.

                                      (8)

                   OWNERSHIP OF ACME UNITED CORPORATION STOCK

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information, as of March 1, 2006, with respect to the beneficial ownership of shares of Common Stock by any person who, to the knowledge of the Company, owns beneficially more than 5% of the outstanding shares of Common Stock of the Company.

---------------------------- ------------------------ ---------------------- ----------------
                                                            Number of
                                                       Beneficially Shares     Percent of
Shareholder                     Type of Ownership           Owned (1)             Class
---------------------------- ------------------------ ---------------------- ----------------

Walter C. Johnsen (7)                Direct                  594,772              16.98
60 Round Hill Road
Fairfield, CT   06824
---------------------------- ------------------------ ---------------------- ----------------
R. Scott Asen                        Direct                  403,790              11.59
Asen and Co.
224 East 49th Street
New York, NY   10017
---------------------------- ------------------------ ---------------------- ----------------

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth certain information, as of March 1, 2006, with respect to the beneficial ownership of shares of Common Stock by (i) each director and nominee for director of the Company; (ii) each executive officer named in the Summary Compensation Table appearing below under "Executive Compensation"; and (iii) all executive officers and directors as a group. The persons shown have sole voting and investment power in these shares except as shown in the footnotes below.

The address of each person who is an officer or director of the Company is 60 Round Hill Road, Fairfield, CT 06824.

-------------------------------------- -------------------------- -----------
Name and Address of Beneficial Owner        Number of Shares        Percent
                                         Beneficially Owned (1)
-------------------------------------- -------------------------- -----------
James A. Benkovic (2)                           34,250                 *
-------------------------------------- -------------------------- -----------
Larry H. Buchtmann (3)                          56,000               1.58
-------------------------------------- -------------------------- -----------
Paul G. Driscoll (4)                            34,798                 *
-------------------------------------- -------------------------- -----------

                                      (9)

-------------------------------------- -------------------------- -----------
George R. Dunbar (5)                            55,309               1.58
-------------------------------------- -------------------------- -----------
Richmond Y. Holden, Jr. (6)                     38,272               1.09
-------------------------------------- -------------------------- -----------
Walter C. Johnsen (7)                          594,772              16.98
-------------------------------------- -------------------------- -----------
Wayne R. Moore (8)                              46,643               1.33
-------------------------------------- -------------------------- -----------
Susan M. Murphy (9)                             12,506                 *
-------------------------------------- -------------------------- -----------
Brian S. Olschan (10)                          129,750               3.64
-------------------------------------- -------------------------- -----------
Gary D. Penisten (8)                           115,500               3.29
-------------------------------------- -------------------------- -----------
Stevenson E. Ward III (11)                      15,700                 *
-------------------------------------- -------------------------- -----------
Executive Officers and Directors             1,133,500              29.72
         as a Group (11 persons)
-------------------------------------- -------------------------- -----------

Nominees for Director:
-------------------------------------- -------------------------- -----------
Rex L. Davidson                                  -0-
-------------------------------------- -------------------------- -----------
Stephen Spinelli, Jr.                            -0-
-------------------------------------- -------------------------- -----------

                                                                 *Less than 1.0%

(1) Based on a total of 3,484,833 outstanding shares as of March 1, 2006. Under applicable rules promulgated under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of shares of Common Stock if, among other things, he or she directly or indirectly has or shares voting power or investment power with respect to such shares. A person is also considered to beneficially own shares of Common Stock which he or she does not actually own but has the right to acquire presently or within the next sixty (60) days, by exercise of stock options or otherwise.

(2)      Includes 34,250 shares issuable upon exercise of options.

(3)      Includes 55,000 shares issuable upon exercise of options.

(4)      Includes 31,625 shares issuable upon exercise of options.

(5)      Includes 20,000 shares issuable upon exercise of options.

(6)      Includes 27,500 shares issuable upon exercise of options.

                                      (10)

(7)      Includes 17,500 shares issuable upon exercise of options.

(8)      Includes 30,000 shares issuable upon exercise of options.

(9)      Includes 9,000 shares issuable upon exercise of options.

(10)     Includes 81,250 shares issuable upon exercise of options.

(11)     Includes 2,500 shares issuable upon exercise of options.



                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following sets forth information concerning the compensation of the Company's Chief Executive Officer and each of the four other most highly compensated officers of the Company at the end of the last completed fiscal year. No information is given as to any person for any fiscal year during which such person was not an officer of the Company.

                                                                              Long Term
                                                       Annual                Compensation
                                                    Compensation                Awards
                                                ---------------------       --------------
Name and Principal Position        Year      Salary($)      Bonus(1)($)       Securities
                                                                              Underlying
                                                                              Options (#)
Walter C. Johnsen                  2005      $357,308         $100,000          20,000
President & Chief                  2004      $325,000         $300,000             0
Executive Officer                  2003      $307,365         $150,000          20,000


Brian S. Olschan                   2005      $307,692         $ 75,000          15,000
Executive Vice President & Chief   2004      $280,000         $235,000             0
Operating Officer                  2003      $264,632         $110,000          15,000

                                      (11)

Paul G. Driscoll                   2005      $178,250         $ 40,000          10,000
Vice President-Chief               2004      $161,635         $100,000             0
Financial Officer                  2003      $147,442         $ 60,000           7,500


James A. Benkovic                  2005      $180,000         $ 40,000           7,000
Senior Vice President of           2004      $171,250         $100,000             0
Global Sales                       2003      $153,683         $ 60,000           5,000


Larry H. Buchtmann                 2005      $166,500         $ 10,000             0
Vice President-                    2004      $157,116         $ 30,000             0
Operations and Technology          2003      $152,600         $ 10,000             0

(1) The bonus reported includes bonuses for the fiscal year reported paid both during and after the end of the fiscal year.

Option Grants in Last Fiscal Year

The following table provides information concerning each option granted during the last fiscal year to each of the named executive officers and the potential realizable value of such options at certain assumed rates of stock appreciation.

                                Individual Grants
------------------- ------------------- ---------------- ---------------------- ------------------ ---------------------------------
                                                                                                          Potential Realizable
                                           % of Total                                                       Value at Assumed
                         Number of           Options                                                         Annual Rates of
                          Shares           Granted to                                                          Stock Price
                        Underlying        Employees in                                                      Appreciation for
                          Options            Fiscal            Exercise or           Expiration                Option Term
        Name            Granted (1)           Year              Base Price              Date             5%                  10%
------------------- ------------------- ---------------- ---------------------- ------------------ ---------------- ----------------
Walter C. Johnsen   20,000              20.7%            $15.65 per share       April 28, 2015     $173,000         $425,000

------------------- ------------------- ---------------- ---------------------- ------------------ ---------------- ----------------
Brian S.            15,000              15.5%            $15.65 per share       April 28, 2015     $148,000         $374,000
Olschan
------------------- ------------------- ---------------- ---------------------- ------------------ ---------------- ----------------
Paul G.             10,000              10.4%            $15.65 per share       April 28, 2015     $ 98,000         $249,000
Driscoll
------------------- ------------------- ---------------- ---------------------- ------------------ ---------------- ----------------
James A.             7,000               7.3%            $15.65 per share       April 28, 2015     $ 69,000         $175,000
Benkovic
------------------- ------------------- ---------------- ---------------------- ------------------ ---------------- ----------------

(1) Each option vests in four equal installments commencing on the date of grant and thereafter on the annual anniversary of the grant date.

                                      (12)

The Board also granted options for 44,500 shares in the aggregate to 12 other employees with staggered vesting dates through August 15, 2008.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

The following table provides information concerning each option exercised during the last fiscal year by each of the named executive officers and the value of unexercised options held by such executive officers at the end of the fiscal year.

-------------------------- ------------------ ----------------- --------------------------- --------------------------------
          Name              Shares Acquired    Value Realizedd      Number of Securities                Value of
                            on Exercise (#)        ($)(1)         Underlying Unexercised       Unexercised In-the-Money
                                                                  Options at Fiscal Year      Options at Fiscal Year End
                                                                   End (#) Exercisable/           ($)(2) Exercisable/
                                                                      Unexercisable                  Unexercisable
-------------------------- ------------------ ----------------- --------------------------- --------------------------------
-------------------------- ------------------ ----------------- --------------------------- --------------------------------
Walter C. Johnsen              150,000            $2,232,000          17,500/12,500                $75,000/$25,000
-------------------------- ------------------ ----------------- --------------------------- --------------------------------
Brian S. Olschan                82,500            $1,346,000          81,250/11,250               $766,000/$38,000
-------------------------- ------------------ ----------------- --------------------------- --------------------------------
Paul G. Driscoll                  -0-                $0               31,625/6,875                $273,000/$19,000
-------------------------- ------------------ ----------------- --------------------------- --------------------------------
Larry H. Buchtmann                -0-                $0               55,000/-0-                  $611,000/$0
-------------------------- ------------------ ----------------- --------------------------- --------------------------------
James A. Benkovic               18,000            $281,000            34,250/4,750                $335,000/$12,000
-------------------------- ------------------ ----------------- --------------------------- --------------------------------

(1) Values stated are based on the closing price per share of the Company's Common Stock on the American Stock Exchange on the exercise date.

(2) Values stated are based on the closing price per share of the Company's Common Stock on the American Stock Exchange on December 31, 2005, the last trading day of the fiscal year.

                                      (13)

Retirement Plans

In December 1995, the Board of Directors adopted a resolution to freeze the defined benefit pension plan resulting in no further benefit accruals after February 1, 1996. The life annuity annual benefit at age 65 was zero for Walter
C. Johnsen, Brian S. Olschan, Paul G. Driscoll and Larry H. Buchtmann and $3,985 for James A. Benkovic. Amounts earned by others under this plan are not subject to a deduction for estimated Social Security benefits, and do not include benefits which would result from the transfer by a retiring employee of his accrued profit-sharing account balance to the pension plan.

Change in Control Arrangements--Salary Continuation Plan

The company has a Salary Continuation Plan in effect covering officers of the Company at the level of Corporate Vice President or above, under the age of 65. This plan covers Walter C. Johnsen, Brian S. Olschan, James A. Benkovic, Larry
H. Buchtmann and Paul G. Driscoll and is designed to retain key employees and provide for continuity of management in the event of an actual or threatened change in control of the Company. The Plan provides that in the event of such a change in control, each such key employee would have specific rights and receive certain benefits if, within one year (or if such employee is also a director, within two years) after such change in control, the employee is terminated involuntarily, the employee's responsibility, status or compensation is reduced, the employee is transferred to a location unreasonably distant from his/her current location or the employee voluntarily resigns. In such circumstances, the compensation which the employee would be entitled to receive would be a lump sum payment equal to a specific number of months' compensation. Compensation includes the employee's monthly salary rate being paid at the date of the change in control times the number of months payable and the average monthly incentive bonus payments for the prior three taxable years times the number of months payable. Also, medical, life and other insurance that was in effect at the date of disposition will continue into the future for the number of months compensation is payable. Under the Plan, Messrs. Johnsen and Olschan would be entitled to thirty-six (36) months benefits and Messrs. Benkovic, Buchtmann and Driscoll would be entitled to twenty-four (24) months benefits.

Severance Pay Plan

The Company has a Severance Pay Plan covering officers of the Company employed in the United States at the level of Corporate Vice President or above who are under the age of 65. This Plan presently covers Messrs. Johnsen, Olschan, Benkovic, Buchtmann and Driscoll and is designed to enable the Company to attract and retain key employees. The Plan provides that an officer will be paid compensation if: (i) such officer's employment is terminated by the Company involuntarily for any reason other than gross misconduct (ii) such officer's responsibility, status or compensation is reduced, or (iii) such officer is transferred to a location unreasonably distant from his/her current location. In such circumstances, the compensation which the employee would be entitled to receive would be a lump sum payment equal to one months' compensation for each year of service to the Company based upon the level of his/her compensation in effect immediately preceding such termination. The Plan sets out a minimum and maximum number of months' compensation payable to each such employee upon such severance. Under the Plan Messrs. Johnsen and Olschan would be entitled to a minimum of (9) months' compensation and a maximum of thirty (30) months' compensation. Messrs. Benkovic, Buchtmann and Driscoll would be entitled to a minimum of six (6) months' compensation and a maximum of eighteen (18) months' compensation. This plan applies only if the Salary Continuation Plan does not apply. Death benefits are also covered by this Plan. Under the Plan, the beneficiaries of Messrs. Johnsen and Olschan would receive nine (9) months' compensation and the beneficiaries of the other officers would receive six (6) months' compensation.

                                      (14)

Report of the Audit Committee

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2005, with management and with representatives of Ernst & Young LLP, our independent auditors, including a discussion of the applicability and quality of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Management has the primary responsibility for the financial statements and our accounting, auditing and financial reporting processes. The Audit Committee is not providing any expert or special assurance as to our financial statements. Ernst & Young LLP is responsible for expressing an opinion on the conformity of our financial statements with generally accepted accounting principles in the United States. The Audit Committee is not providing any professional certification as to Ernst & Young's work product.

The Audit Committee has discussed with representatives of Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received and reviewed the written disclosures and letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed the independence of Ernst & Young with representatives of the firm.

The Audit Committee discussed with the Company's independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statement for the year ended December 31, 2005 be included in our Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

                                           Stevenson E. Ward, III, Chair
                                           Richmond Y. Holden, Jr., Member
                                           Wayne R. Moore, Member

                                      (15)

Compensation Committee Report on Executive Compensation

The Compensation Committee is committed to a strong, positive link between business, performance and strategic goals, and compensation and benefit programs.

Overall Executive Compensation Policy
-------------------------------------
Our compensation policy is designed to support the overall objective of enhancing value for our shareholders by:

     - Attracting, developing, rewarding and retaining highly qualified and productive individuals.

     - Directly relating compensation to both Company and individual performance.

     - Ensuring compensation levels that are externally competitive and internally equitable.

Following is a description of the elements of the Company's executive compensation program and how each relates to the objectives and policy outlined above.

Base Salary
-----------
The Committee reviews each executive officer's salary annually. In determining appropriate salary levels, we consider level and scope of responsibility, experience, company and individual performance, internal equity, as well as pay practices of other companies relating to executives of similar responsibility.

By design, we strive to set executives' salaries at competitive market levels.

Annual Incentives
-----------------
Annual incentive cash award opportunities are made available to executives to recognize and reward corporate and individual performance. The plan in effect for 2005 provided for an incentive bonus based on the achievement of corporate profitability goals and objectives set for each individual, based upon his/her area of responsibility. The amount individual executives may earn under the bonus plan is directly dependent upon the individual's position, responsibility and ability to impact our financial success and corporate goals. The bonuses awarded in 2005 to top management are listed in the Summary Compensation Table.

Stock Option Incentives
-----------------------
The Company's stock option compensation program is administered by the Board of Directors, which acts upon recommendations of the Compensation Committee. The purpose of the Company's Employee Stock Option Plan is to promote the interests of the Company by enabling its key employees to acquire an increased proprietary interest in the Company and thus to share in the future success of the Company's business. Accordingly, the plan is intended as a means not only of attracting and retaining outstanding management personnel but also of promoting a closer identity of interests between employees and shareholders. Since the employees eligible to receive options under the plan will be those who are in a position to make important and direct contributions to the success of the Company, the Board believes that the grant of options under the plan has been and will continue to be in the best interests of the Company.

                                      (16)

The Company's Amended and Restated Employee Stock Option Plan terminated on February 24, 2002 and options granted under that Plan continue to vest and to be exercisable in accordance with their terms; however, no new options may be granted under the Plan after February 24, 2002.

The Company adopted a new stock option plan, the Employee Stock Option Plan, effective February 26, 2002 authorizing the grant of options to purchase up to a total of 150,000 shares of Common Stock. The Plan was further amended on April 25, 2005 to authorize the grant of options to purchase a total of 300,000 shares of Common Stock.


Rationale for CEO Compensation
------------------------------
Walter C. Johnsen was designated President and Chief Executive Officer of the Company effective on November 30, 1995. His compensation package was designed to encourage performance in line with the interests of our shareholders. We believe Mr. Johnsen's total compensation was competitive in the external marketplace and reflective of Company and individual performance.

Compensation Committee
----------------------
Richmond Y. Holden, Jr, Chairman
George R. Dunbar, Vice Chairman
Susan M. Murphy
Gary D. Penisten

The Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Certain Transactions

There were no material transactions between the Company and any officer of the Company, any director or nominee for election as director, any security holder holding more than 5% of the Common Stock of the Company or any relative or spouse of any of the foregoing persons.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company Common Stock (collectively referred to herein as "Reporting Persons"), to file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of copies of such forms received by the Company or written representations from Reporting Persons, the Company believes that, during the 2005 fiscal year, all Reporting Persons complied with all applicable filing requirements under Section 16(a).

                                      (17)

Equity Compensation Plan Information

The following table sets forth the aggregate information of the company's equity compensation plans (the Non-Salaried Director Stock Option Plan and the Employee Stock Option Plan) in effect as of December 31, 2005.

--------------------------- -------------------------------- ---------------------------- ----------------------------
                                                                                             Number of securities
                                                                                            remaining available for
                                  Number of securities                                       future issuance under
                                   to be issued upon              Weighted-average        equity compensation plans,
                                      exercise of                 exercise price of          (excluding securities
                                  outstanding options,           outstanding options,             reflected in
                                  warrants and rights            warrants and rights               column (a))
Plan Category                             (a)                           (b)                           (c)
--------------------------- -------------------------------- ---------------------------- ----------------------------
--------------------------- -------------------------------- ---------------------------- ----------------------------
Equity compensation                     471,450                        $6.56                         151,188
plans approved by
security holders
--------------------------- -------------------------------- ---------------------------- ----------------------------
Equity compensation
plans not approved by                      -0-                            -0-                           -0-
security holders
--------------------------- -------------------------------- ---------------------------- ----------------------------
Total                                   471,450                        $6.56                         151,188
--------------------------- -------------------------------- ---------------------------- ----------------------------

No equity compensation plans have been adopted without security holder approval.


Performance Graph

The following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The graph compares the yearly cumulative total shareholder return on the Company's Common Stock with the yearly cumulative total return of (a) the AMEX Market Index and (b) a peer group of companies that, like the Company, (i) are currently listed on the American Stock Exchange, and (ii) have a market capitalization of $45 million to $55 million.

                                      (18)

The Company does not believe it can reasonably identify a peer group of companies on an industry or line-of-business basis for the purpose of developing a comparative performance index. While the Company is aware that some other publicly-traded companies market products in the Company's line-of-business, none of these other companies provide most or all of the products offered by the Company, and many offer other products or services as well. Moreover, some of these other companies that engage in the Company's line-of-business do so through divisions or subsidiaries that are not publicly-traded. Furthermore, many of the other companies are substantially more highly capitalized than the Company. For these reasons, any such comparison would not, in the opinion of the Company, provide a meaningful index of comparative performance.

The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.

                             (Printer: Insert Graph)

        COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY, PEER GROUP AND
                                AMEX MARKET INDEX

--------------------------------FISCAL YEAR ENDING------------------------------
                         2000      2001      2002      2003      2004      2005

ACME UNITED CORP       100.00    138.64    133.67    191.97    560.95    502.05
PEER GROUP             100.00     65.64     48.19     70.30     69.80     63.45
AMEX MARKET INDEX      100.00     95.39     91.58    124.66    142.75    157.43


                              SELECTION OF AUDITORS

Audit Committee Pre-Approval of Independent Auditor Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent auditors. The policies and procedures provide that management and the independent auditors jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each year. In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis. For each proposed service, management must provide a detailed description of the service and the projected fees and costs (or a range of such fees and costs) for the service.

Fees to Auditors

Set forth below is a description of the fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements and review of our interim financial statements for 2004 and 2005, and fees for other services rendered by Ernst & Young LLP for 2004 and 2005.

Fee Category                      Fiscal 2005 Fees         Fiscal 2004 Fees
------------                 ----------------------   ----------------------
Audit Fees                                $183,000                 $186,000
Audit Related Fees                        $ 31,000                 $  5,000
Tax Fees                                  $ 28,000                 $ 35,000
All Other Fees                            $      0                 $      0
                             ----------------------   ----------------------
Total Fees                                $242,000                 $226,000
                             ======================   ======================

                                      (19)

Audit Related Fees. These fees were for pension audits and financial reporting consultation.

Tax Fees.  Tax services included tax compliance, tax advice, and tax planning.

The Audit Committee has determined that the provision of non-audit services described above is compatible with maintaining Ernst & Young's independence.

Appointment of Auditors

The Company's Audit Committee has not yet appointed an independent auditor to audit the financial statements of the Company for the fiscal year ending December 31, 2006 because the Audit Committee is currently reviewing proposed fees for audit and related work. The Audit Committee is not aware of any disagreements between management and the Company's current auditors regarding accounting principles and their application or otherwise.

Representatives of Ernst & Young LLP are expected to be present at the 2006 Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Company knows of no direct or material indirect financial interest in the Company or of any connection with the Company by this accounting firm except the professional relationship between auditor and client.

                                      (20)

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

If you intend to present a proposal at our 2007 Annual Meeting, you must submit it to us by no later than November 28, 2006, to receive consideration for inclusion in our 2007 proxy materials. If you intend to present a proposal at our 2007 Annual Meeting that is not to be included in our 2007 proxy materials, you should send the proposal to us in writing by February 9, 2007. Any such proposal should be sent to the Corporate Secretary of the Company at 60 Round Hill Road, Fairfield, Connecticut, 06824.


                                 OTHER BUSINESS

Management does not know of any matters to be presented, other than those described herein, at the Annual Meeting. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.





By Order of the Board of Directors
Paul G. Driscoll, Vice President and
Chief Financial Officer, Secretary
and Treasurer
Acme United Corporation
60 Round Hill Road
Fairfield, Connecticut 06824
March 28, 2006

                                      (21)

                                      PROXY

                             ACME UNITED CORPORATION

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ACME
      UNITED CORPORATION FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                ON APRIL 24, 2006

         The undersigned, hereby appoints Gary D. Penisten and Walter Johnsen, and each of them, with full powers of substitution, to act as attorneys and proxies of the undersigned, to vote all shares of the Common Stock of ACME UNITED CORPORATION, held of record by the undersigned on March 7, 2006 at the Annual Meeting of Shareholders, to be held at the American Stock Exchange at 86 Trinity Place, New York, New York on Monday, April 24, 2006, at 11:00 a.m. and at any adjournment(s) or postponement(s) thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them hereby is, instructed to vote or act as follows on the reverse side hereof on the proposals set forth in said Proxy Statement. In their discretion, the proxies are authorized to vote upon such other matters, if any, as may properly come before the Annual Meeting.


  SEE REVERSE      CONTINUED AND TO BE COMPLETED, SIGNED AND      SEE REVERSE
     SIDE                   DATED ON REVERSE SIDE                    SIDE
--------------------------------------------------------------------------------

 [X]  PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NINE NOMINEES FOR DIRECTORS LISTED BELOW.

1. Election of Directors
        Nominees:
                        Walter C. Johnsen               Stevenson E. Ward III
                        Gary D. Penisten                Susan H. Murphy
                        George R. Dunbar                Rex L. Davidson
                        Richmond Y. Holden, Jr.         Stephen Spinelli, Jr.
                        Brian S. Olschan

         [  ]  FOR all nominees listed above (except as stricken out above).
               (To withhold authority to vote for any specific nominee(s), check the foregoing box and strike out or line through such nominee's name on the list above.)

         [  ]  WITHHELD for all nominees listed above

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW                              [ ]


Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                                               Date:
          ----------------------------------------------      -----------------

Signature:                                               Date:
          ----------------------------------------------      -----------------

    Detach above card, sign, date and mail in postage paid envelope provided.
                             ACME UNITED CORPORATION
                               60 Round Hill Road
                          Fairfield, Connecticut 06824


   -------------------------------------------------------------------------
   |           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS           |
   |                                                                       |
   | The above signed acknowledges receipt from the Company prior to the | | execution of this proxy a Notice of Annual Meeting of Shareholders, a | | Proxy Statement dated March 28, 2006 and the 2005 Annual Report to |
   | Stockholders.                                                         |
   |                                                                       |
   | Please sign exactly as your name appears of this Proxy. When signing | | as an attorney, executor, administrator, trustee or guardian, please | | give your full title. If shares are held jointly, each holder should |
   | sign.                                                                 |
   |                                                                       |
   |    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE    |
   |                 ENCLOSED POSTAGE-PREPAID ENVELOPE                     |
   -------------------------------------------------------------------------